                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                            Date of report: 17-Jan-02

                                CIT EC EF 2001-A

    A New York                   Commission File               I.R.S. Employer
    Corporation                  No. 0001159705

                           c/o CIT Financial USA, Inc.
                      1 Tyco Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

Item 5. Other

                                CIT EC EF 2001-A
                            Monthly Servicing Report


                                                                  Determination Date:         01/17/02
                                                                   Collection Period:         12/31/01
                                                                        Payment Date:         01/22/02

1. AVAILABLE FUNDS


  A.  Available Pledged Revenues

     a.       Scheduled Payments Received                                              $ 27,667,388.00
     b.       Liquidation Proceeds Allocated to Owner Trust                                       0.00
     c.       Required Payoff Amounts of Prepaid Contracts                               13,898,558.62
     d.       Required Payoff Amounts of Purchased Contracts                                      0.00
     e.       Proceeds of Clean-up Call                                                           0.00
     f.       Investment Earnings on Collection Account and Note Distribution Account             0.00
                                                                                       ---------------

                                       Total Available Pledged Revenues =              $ 41,565,946.62

  B. Determination of Available Funds

     a.       Total Available Pledged Revenues                                         $ 41,565,946.62
     b.       Servicer Advances                                                           3,433,417.58
     c.       Recoveries of  prior Servicer Advances                                     (3,119,017.42)
     d.       Withdrawal from Cash Collateral Account                                             0.00
                                                                                       ---------------

                                       Total Available Funds =                         $ 41,880,346.78


II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS

           1. Servicing Fee                                                                 613,671.04

           2. Class A-1 Note Interest Distribution                      351,793.14
              Class A-1 Note Principal Distribution                  33,866,985.18
                            Aggregate Class A-1 distribution                             34,218,778.32

           3. Class A-2 Note Interest Distribution                      854,791.67
              Class A-2 Note Principal Distribution                           0.00
                            Aggregate Class A-2 distribution                                854,791.67

           4. Class A-3 Note Interest Distribution                    1,072,800.00
              Class A-3 Note Principal Distribution                           0.00
                            Aggregate Class A-3 distribution                              1,072,800.00

           5. Class A-4 Note Interest Distribution                    1,006,316.67
              Class A-4 Note Principal Distribution                           0.00
                            Aggregate Class A-4 distribution                              1,006,316.67

           6. Class B Note Interest Distribution                        187,374.22
              Class B Note Principal Distribution                     1,782,472.90
                            Aggregate Class B distribution                                1,969,847.12

           7. Deposit to the Reserve Account                                                      0.00

           8. Amounts Payable in connection with the Reserve Account                         25,548.69

           9. To the holder of the equity certificate                                     2,118,593.27

                                      Collection Account Distributions =                 41,880,346.78
                                                                                         =============

   B. RESERVE ACCOUNT DISTRIBUTIONS

            1. Withdrawal from the Reserve Account                                                0.00

            2. Interest to the Holdback Amount Designee                                      50,393.66

            3. Release of Excess from the Reserve Account                                   545,436.71
                                                                                         -------------

                                      Reserve Account Distributions =                       595,830.37
                                                                                         =============


III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


      --------------------------------------------------------------------------------------------------------
           Distribution                Class A-1            Class A-2            Class A-3         Class A-4
             Amounts                     Notes                Notes                Notes              Notes
      --------------------------------------------------------------------------------------------------------
    1.      Interest Due               351,793.14           854,791.67         1,072,800.00       1,006,316.67
    2.     Interest Paid               351,793.14           854,791.67         1,072,800.00       1,006,316.67
    3.    Interest Shortfall                 0.00                 0.00                 0.00               0.00
            ((1) minus (2))
    4.     Principal Paid           33,866,985.18                 0.00                 0.00               0.00

    5.  Total Distribution Amount   34,218,778.32           854,791.67         1,072,800.00       1,006,316.67
            ((2) plus (4))


      -------------------------------------------------------------------
          Distribution                 Class B            Total Offered
              Amounts                   Notes                  Notes
      --------------------------------------------------------------------
    1.       Interest Due              187,374.22         3,473,075.70
    2.      Interest Paid              187,374.22         3,473,075.70
    3.    Interest Shortfall                 0.00                 0.00
           ((1) minus (2))
    4.     Principal Paid            1,782,472.90        35,649,458.08

    5.  Total Distribution Amount    1,969,847.12        39,122,533.78
           ((2) plus (4))



IV. Information Regarding the Securities

    A Summary of Balance Information

         --------------------------------------------------------------------------------------------------------------------
                                  Applicable      Principal Balance      Class Factor      Principal Balance    Class Factor
                 Class              Coupon             Jan-02                Jan-02             Dec-01              Dec-01
                                     Rate           Payment Date         Payment Date         Payment Date       Payment Date
         --------------------------------------------------------------------------------------------------------------------
    a.      Class A-1 Notes         3.4800%          76,412,994.74           0.32725         110,279,979.92         0.47229
    b.      Class A-2 Notes         3.7300%         275,000,000.00           1.00000         275,000,000.00         1.00000
    c.      Class A-3 Notes         4.3200%         298,000,000.00           1.00000         298,000,000.00         1.00000
    d.      Class A-4 Notes         4.8400%         249,500,000.00           1.00000         249,500,000.00         1.00000
    e.       Class B Notes          4.5800%          47,311,210.25           0.85147          49,093,683.15         0.88355

    f.          Total Offered Notes                 946,224,204.99                           981,873,663.07


B Other Information

     -----------------------------------------------------------------
                                Scheduled             Scheduled
                            Principal Balance     Principal Balance
          Class                   Jan-02                Dec-01
                              Payment Date           Payment Date
     -----------------------------------------------------------------
     Class A-1 Notes         143,614,074.00         164,549,456.00

      ----------------------------------------------------------------------------------------------------------------
                                                        Target             Class           Target            Class
                                  Class            Principal Amount        Floor       Principal Amount      Floor
          Class                 Percentage              Jan-02             Jan-02           Dec-01           Dec-01
                                                     Payment Date       Payment Date     Payment Date     Payment Date
      -----------------------------------------------------------------------------------------------------------------
         Class A                  95.00%            898,912,994.74                      932,779,979.92
         Class B                   5.00%             47,311,210.25       3,863,575.12    49,093,683.15     3,318,138.41


V. PRINCIPAL

   A. MONTHLY PRINCIPAL AMOUNT

        1. Principal Balance of Notes and Equity Certificates          981,873,663.07
           (End of Prior Collection Period)
        2. Contract Pool Principal Balance (End of Collection Period)  946,224,204.99
                                                                       --------------
                       Total monthly principal amount                   35,649,458.08


VI. CONTRACT POOL DATA

    A. CONTRACT POOL CHARACTERISTICS

                                            -----------------------------------------------------
                                                  Original           Jan-02            Dec-01
                                                    Pool          Payment Date      Payment Date
                                            -----------------------------------------------------
         1.  a. Contract Pool Balance        1,111,563,967.00    946,224,204.99    981,873,663.07
             b. No of Contracts                        11,329            10,829            10,951

         2.  Weighted Average Remaining Term            48.60              43.9              44.9

         3.  Weighted Average Original Term              57.7

B. DELINQUENCY INFORMATION

                                                        ----------------------------------------------------------------------
                                                                       % of Aggregate
                                                           % of         Required Payoff          No. Of     Aggregate Required
                                                         Contracts           Amount             Accounts       Payoff Amounts
                                                        ----------------------------------------------------------------------
        1.   Current                                       95.26%           95.53%             10,316         903,961,748.02
             31-60 days                                     2.76%            2.08%                299          19,644,062.92
             61-90 days                                     0.90%            1.15%                 97          10,861,745.54
             91-120 days                                    0.59%            0.64%                 64           6,066,656.44
             120+ days                                      0.49%            0.60%                 53           5,689,992.07

                       Total Delinquency                   100.0%           100.0%             10,829         946,224,204.99

        2.   Delinquent Scheduled Payments:

             Beginning of Collection Period                                              9,794,688.51
             End of Collection Period                                                   10,109,088.67
                                                                                        -------------
                       Change in Delinquent Scheduled Payments                             314,400.16

C. DEFAULTED CONTRACT INFORMATION

        A.    Current Period Defaulted New Valuation Amount                                812,662.00
              Current Valuation Reversal                                                         0.00
              Current Period Gross loss on Liquidated Contract                                   0.00
                                                                                        -------------
                        Total Gross Loss                                                   812,662.00
        B.    Payments Received on Defaulted Contracts                                     -85,022.17
        C.    Proceeds received on Liquidated Contracts                                          0.00
                                                                                        -------------
        D.    Current Month Net Loss Amount                                                727,639.83

        E.    Cumulative Valuation Amount to date                                        1,713,515.25

              % of Initial Contracts                                                           0.159%
              % of Initial Contract Pool Balance                                               0.146%

VII. INFORMATION REGARDING THE RESERVE ACCOUNT

     A.  RESERVE ACCOUNT

         1.    Opening Reserve Account Balance                                                                 15,022,667.05

         2.    Investment Earnings                                                                                 24,844.97

         3.    Deposit from the Collection Account                                                                 25,548.69

         4.    Withdrawls from the Reserve Account                                                                       -

         5.    Interest payment to the Holdback Designee                                                          (50,393.66)

         6.    Release of Reserve Account Surplus                                                                (545,436.71)

         7.    Ending Reserve Account Balance                                                                  14,477,230.34

         8.    Available amount                                                                                15,022,667.05

         9.    Required Reserve Account Amount                                                                 14,477,230.34

        10.    Reserve Account Surplus/ (Shortfall)                                                                      -


VIII. MISCELLANEOUS INFORMATION

      A. SERVICER ADVANCE BALANCE

         1.    Opening Servicer Advance Balance                         9,794,688.51
         2.    Current Period Servicer Advance                          3,433,417.58
         3.    Recoveries of prior Servicer Advances                   (3,119,017.42)
                                                                       -------------
         4.    Ending Servicer Advance Balance                         10,109,088.67

      D. OTHER RELATED INFORMATION

         1.    Life to Date Prepayment (CPR)                                   12.6%

         2.    Life to Date Substitutions:

               a.  Prepayments                            0.00

               b.  Defaults                               0.00


          NCT Funding Company LLC, Allfirst Bank, as trustee under the Indenture, and CIT Financial USA, Inc., in its individual capacity and as
  Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment
                           Date occurring on 01/22/02

   This Certificate shall constitute the Servicer's Certificate as required by
     Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                             CIT Financial USA, Inc.

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer